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               CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 22,
1996, which appears under Item 8 of Huntco Inc.'s Annual Report on Form 10-K for the year ended April 30, 1996.




/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
St. Louis, Missouri
January 8, 1997